Exhibit 10.1
EXECUTION VERSION
SERIES 2026-1
SUPPLEMENT
TRINITY RAIL LEASING 2025 LLC,
as Issuer,
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee
and
U.S. BANK NATIONAL ASSOCIATION,
as Securities Intermediary
dated as of April 17, 2026
______________________________
SERIES 2026-1 NOTES
______________________________

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TABLE OF CONTENTS
(continued)
Page

EXHIBITS

EXHIBIT A	Form of Class A Note
EXHIBIT B	Form of Class B Note

SCHEDULES

SCHEDULE 1	Description of Additional Railcars
SCHEDULE 2	Description of Additional Leases

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SERIES 2026-1 SUPPLEMENT, dated as of April 17, 2026 (this “Series 2026-1 Supplement”), issued pursuant to, and incorporating the terms of, the Master Indenture, dated as of October 28, 2025 (as amended, modified or supplemented from time to time, the “Master Indenture”, and, together with this Series 2026-1 Supplement, the “Series 2026-1 Indenture”) among TRINITY RAIL LEASING 2025 LLC, a Delaware limited liability company (the “Issuer”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee (the “Indenture Trustee”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Securities Intermediary (the “Securities Intermediary”).
WITNESSETH THAT:
WHEREAS, the Issuer, the Indenture Trustee and the Securities Intermediary wish to set forth the Principal Terms of a Series of Notes with two (2) Classes (the Class A Notes and the Class B Notes) within such Series to be issued pursuant to this Series 2026-1 Supplement.
NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
ARTICLE I

DEFINITIONS
Section 1.01. Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Master Indenture. Whenever used in this Series 2026-1 Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.
“144A Book-Entry Notes” means Series 2026-1 Notes substantially in the form attached as Exhibit A or Exhibit B, as the case may be, with the applicable legend for 144A Book-Entry Notes required by Section 2.02 of the Master Indenture inscribed on the face thereof.
“2026-1 Series Account” means the Series Account for the Series 2026-1 Notes, established in accordance with Section 3.01 hereof and Sections 3.01 and 3.07 of the Master Indenture. The account number of the 2026-1 Series Account is 289419100.
“Average Life Date” is defined in Section 2.06(c).
“Class A Note” means a Note substantially in the form of Exhibit A.
“Class A Note Interest Rate” means 5.35% per annum.
“Class A Optional Redemption” is defined in Section 2.06(a).
“Class A Optional Redemption Date” is defined in Section 2.06(a).
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[Series Supplement (Series 2026-1)]
“Class A Redemption Premium” is defined in Section 2.06(a).
“Class A Stated Interest Amount” means, for any Payment Date, an amount equal to the “Stated Interest Amount” (as defined in the Master Indenture) calculated with respect to the Class A Notes. The Class A Stated Interest Amount constitutes the Stated Interest Amount for the Class A Notes.
“Class B Note” means a Note substantially in the form of Exhibit B.
“Class B Note Interest Rate” means 5.56% per annum.
“Class B Optional Redemption” is defined in Section 2.06(b).
“Class B Optional Redemption Date” is defined in Section 2.06(b).
“Class B Redemption Premium” is defined in Section 2.06(b).
“Class B Stated Interest Amount” means, for any Payment Date, an amount equal to the “Stated Interest Amount” (as defined in the Master Indenture) calculated with respect to the Class B Notes. The Class B Stated Interest Amount constitutes the Stated Interest Amount for the Class B Notes.
“Closing Date” for the Series 2026-1 Notes means April 17, 2026.
“Control Party” for the Series 2026-1 Notes means the Majority Noteholders.
“H.15(519)” is defined in Section 2.06(c).
“Initial Closing Date” means October 28, 2025.
“Initial Purchasers” means each “Initial Purchaser” within the meaning of and as defined in the Note Purchase Agreement.
“Liquidity Facility Provider” means Crédit Industriel et Commercial, New York Branch.
“Majority Noteholders” means with respect to the Series 2026-1 Notes, as of any date of determination, Noteholders of Series 2026-1 Notes that, individually or in the aggregate, evidence more than fifty percent (50%) of the then aggregate Outstanding Principal Balance of the Controlling Class of the Series 2026-1 Notes.
“Marginal Interest” is defined in Section 2.04(b).
“Note Purchase Agreement” means, with respect to the Notes, the Note Purchase Agreement, dated as of April 1, 2026, among the Issuer, TILC and the Initial Purchasers signatory thereto.
“October 2028 Payment Date” means the Payment Date occurring in October 2028.

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[Series Supplement (Series 2026-1)]
“Offering Circular” means the Issuer’s final offering circular dated April 1, 2026, relating to the offering of the Series 2026-1 Notes.
“Optional Redemption” means a voluntary prepayment by the Issuer of all of the Outstanding Principal Balance of the Series 2026-1 Notes (or a Class thereof) in accordance with the terms of this Series 2026-1 Supplement.
“Rapid Amortization Additional Interest Rate” means four percent (4.00%) per annum.
“Rapid Amortization Date” means the date, if any, on which the Rapid Amortization Event occurs with respect to the Series 2026-1 Notes.
“Rapid Amortization Event” means, with respect to the Series 2026-1 Notes, that the aggregate Outstanding Principal Balance of the Series 2026-1 Notes (after all payments on the Series 2026-1 Notes on the applicable Payment Date) exceeds zero on the Payment Date falling in April 2033.
“Rating Agency” means, in connection with the Series 2026-1 Notes, S&P.
“Redemption Premium” means the Class A Redemption Premium or the Class B Redemption Premium, as the context may require, which amount shall be the Redemption Premium for such Class of Series 2026-1 Notes.
“Regulation S Temporary Book-Entry Notes” means Series 2026-1 Notes substantially in the form attached as Exhibit A or Exhibit B hereto, as the case may be, with the applicable legend for Regulation S Temporary Book-Entry Notes required by Section 2.02 of the Master Indenture inscribed on the face thereof.
“Remaining Weighted Average Life” is defined in Section 2.06(c).
“Scheduled Principal Payment Amount” means, (i) with respect to the Class A Notes and each Payment Date, the amount set forth opposite such Payment Date on Appendix B-1 to the Offering Circular under the column titled “Principal Payment ($)” and (ii) with respect to the Class B Notes and each Payment Date, the amount set forth opposite such Payment Date on Appendix B-2 to the Offering Circular under the column titled “Principal Payment ($)”; provided that the Scheduled Principal Payment Amount for each Class of the Series 2026-1 Notes is subject to adjustment from time to time pursuant to Section 3.14 of the Master Indenture.
“Series 2026-1 Final Maturity Date” means the Payment Date occurring in April 2056, which shall constitute the Final Maturity Date with respect to the Series 2026-1 Notes.
“Series 2026-1 Issuance Expenses” means the Issuance Expenses relating to the issuance of the Series 2026-1 Notes.
“Series 2026-1 Noteholders” means the Noteholders of the Series 2026-1 Notes, or any Class of such Notes, as the context may require.

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[Series Supplement (Series 2026-1)]
“Series 2026-1 Notes” means Notes, designated as the Class A Notes and the Class B Notes, in each case to be issued on the Closing Date and having the terms and conditions specified in this Series 2026-1 Supplement, substantially in the form attached as Exhibit A or Exhibit B hereto, as applicable, and including any and all replacements, extensions, substitutions or renewals of such Notes.
“Series 2026-1 Optional Redemption Date” is defined in Section 2.06(d).
“Series Account” means, with respect to the Series 2026-1 Notes, the 2026-1 Series Account.
“Stated Interest Amount” means, with respect to the Series 2026-1 Notes and any Payment Date, an amount equal to the Class A Stated Interest Amount and the Class B Stated Interest Amount.
“Stated Rate” means (i) with respect to the Class A Notes, the Class A Note Interest Rate and (ii) with respect to the Class B Notes, the Class B Note Interest Rate.
“Treasury Rate” is defined in Section 2.06(c).
“Unrestricted Book-Entry Notes” means Series 2026-1 Notes substantially in the form attached as Exhibit A or Exhibit B hereto, as applicable, with the applicable legend required by Section 2.02 of the Master Indenture for Unrestricted Book-Entry Notes inscribed on the face thereof.
ARTICLE II

THE SERIES 2026-1 NOTES
Section 2.01. Designation of Series; Series 2026-1 Notes.
(a)    There is hereby created a Series of Notes under the Series 2026-1 Indenture to be known as the “Series 2026-1 Notes” or, with respect to any Notes, the “Secured Green Standard Railcar Notes, Series 2026-1”.
(b)    There is hereby created within the Series 2026-1 Notes two (2) separate Classes, designated as the “Class A Notes” and the “Class B Notes”. The Series 2026-1 Notes will be issued in the initial principal balance as set forth below:
(i)    the Class A Notes will be issued in the initial principal balance of $447,439,000; and
(ii)    the Class B Notes will be issued in the initial principal balance of $33,360,000.
(c)    The Series Issuance Date of the Series 2026-1 Notes is the Closing Date. The Class A Notes are classified as “Additional Notes”, “Series 2026-1 Notes”, “Class A Notes”

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and “Fixed Rate Notes,” as each such term is used in the Master Indenture. The Class B Notes are classified as “Additional Notes”, “Series 2026-1 Notes”, “Class B Notes” and “Fixed Rate Notes,” as each such term is used in the Master Indenture. The Series 2026-1 Notes will be rated on the Closing Date by S&P, and the Series 2026-1 Notes will be paid in accordance with the Flow of Funds. Each of the Class A Notes and the Class B Notes are hereby designated as a “Senior Class”.
(d)    The first Payment Date with respect to the Series 2026-1 Notes shall be the Payment Date in May 2026.
(e)    Payments of principal on the Series 2026-1 Notes shall be payable from funds on deposit in the 2026-1 Series Account or otherwise at the times and in the amounts set forth in Article III of the Master Indenture and Sections 2.05, 2.06 and 3.02 of this Series 2026-1 Supplement.
(f)    The Issuer shall pay Series 2026-1 Issuance Expenses out of the proceeds of the Series 2026-1 Notes on the Closing Date and/or from Capital Contributions made to the Issuer on or prior to the Closing Date.
Section 2.02. Grant of Security Interest in 2026-1 Series Account. The Issuer hereby pledges, transfers, assigns, and otherwise conveys to the Indenture Trustee for the benefit and security of the Series 2026-1 Noteholders, and grants to the Indenture Trustee for the benefit and security of the Series 2026-1 Noteholders a security interest in and Encumbrance on, all of the Issuer’s right, title and interest, whether now existing or hereafter created or acquired and wherever located, in, to and under the assets and property described below: (a) the 2026-1 Series Account, and all funds from time to time on deposit therein; and (b) all Proceeds, accessions, profits, products, income benefits, substitutions and replacements, whether voluntary or involuntary, of and to any of the property of the Issuer described in the preceding clause (a).
Section 2.03. Authentication and Delivery.
(a)    On the Closing Date, the Issuer shall sign, and shall direct the Indenture Trustee in writing pursuant to Section 2.01(b) of the Master Indenture to duly authenticate, and the Indenture Trustee, upon receiving such direction, (i) shall authenticate, subject to compliance with the conditions precedent set forth in Section 4.01 hereof, the Series 2026-1 Notes in accordance with such written directions, and (ii) subject to compliance with the conditions precedent set forth in Section 4.01 hereof, shall deliver such Series 2026-1 Notes to the Initial Purchasers in accordance with such written directions.
(b)    The Series 2026-1 Notes are not being registered with the U.S. Securities and Exchange Commission and, after their sale to the Initial Purchasers in accordance with the Note Purchase Agreement, may not be sold, transferred or otherwise disposed of except in compliance with the provisions of the Master Indenture and as set forth in the applicable Series 2026-1 Notes.

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[Series Supplement (Series 2026-1)]
(c)    In accordance with Section 2.01(c) of the Master Indenture, any Class A Notes or Class B Notes of the Series 2026-1 Notes resold in reliance on Rule 144A shall be represented by a 144A Book-Entry Note. Any Class A Notes or Class B Notes of the Series 2026-1 Notes sold in reliance on Regulation S shall initially be represented by a Regulation S Temporary Book-Entry Note and shall be exchangeable for interests in the related Unrestricted Book-Entry Note.
(d)    The Series 2026-1 Notes shall be executed by manual or facsimile signature on behalf of the Issuer by a Responsible Officer and shall be substantially in the form of Exhibit A and Exhibit B, as the case may be, with the appropriate legend required by Section 2.02 of the Master Indenture inscribed on the face thereof.
Section 2.04. Interest Payments on the Series 2026-1 Notes; Additional Interest.
(a)    Interest on the Outstanding Principal Balance of each Series 2026-1 Note shall accrue during each Interest Accrual Period (i) at the Class A Note Interest Rate, in the case of the Class A Notes and (ii) at the Class B Note Interest Rate, in the case of the Class B Notes, and, in each case, will be calculated on the basis of a 360-day year consisting of twelve 30-day months and be due and payable in arrears on each Payment Date. Notwithstanding anything to the contrary in the Master Indenture or this Series 2026-1 Supplement, the initial Interest Accrual Period for the Series 2026-1 Notes shall begin on the Closing Date and end on (but exclude) May 19, 2026.
(b)    If any interest payment on any Class of the Series 2026-1 Notes is not timely paid in full when due, such overdue interest will bear interest at the applicable Stated Rate, payable as Additional Interest to the extent permitted by applicable law at the times and subject to the priorities set forth in the Flow of Funds. If a Rapid Amortization Event occurs with respect to a Class of Series 2026-1 Notes, the Issuer will also be required to pay the Noteholders of such Class of Series 2026-1 Notes, as part of, Additional Interest, interest on each Payment Date occurring on and after the Rapid Amortization Date in an amount equal to the Rapid Amortization Additional Interest Rate multiplied by the Outstanding Principal Balance of such Class of Series 2026-1 Notes (after giving effect to all payments on the relevant Class of Series 2026-1 Notes made on such day) (such interest, the “Marginal Interest”) to the extent permitted by applicable law at the times and subject to the priorities set forth in the Flow of Funds. Such Marginal Interest due (if any) shall be (i) calculated on the basis of a 360-day year consisting of twelve 30-day months and (ii) due and payable in arrears on each Payment Date on or after the Rapid Amortization Date.
Section 2.05. Principal Payments on the Series 2026-1 Notes. The Scheduled Principal Payment Amount calculated for the Series 2026-1 Notes for each Payment Date shall be payable to the Series 2026-1 Noteholders on each Payment Date from amounts deposited in the 2026-1 Series Account on such Payment Date as provided in (and subject to the provisions of) the Flow of Funds under the Master Indenture and Section 3.02 hereof. At any time that an Early Amortization Event or an Event of Default is then continuing, or if a Rapid Amortization Event with respect to the Series 2026-1 Notes has occurred, then, in addition to the foregoing, the Outstanding Principal Balance of the Series 2026-1 Notes shall be payable on each Payment

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[Series Supplement (Series 2026-1)]
Date to the extent that amounts are available for such purpose in accordance with the Flow of Funds and Section 3.02 hereof.
Section 2.06. Prepayment of Principal on the Series 2026-1 Notes. (a) No Class A Optional Redemption may occur prior to the first anniversary of the Closing Date; provided, however, redemptions made in connection with any Involuntary Railcar Dispositions, Scrap Value Dispositions, Purchase Option Dispositions or Permitted Discretionary Sales in accordance with the terms of the Master Indenture will be permitted. Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any Business Day occurring on or after the first anniversary of the Closing Date (each such date, a “Class A Optional Redemption Date”), all or a portion of the Outstanding Principal Balance of the Class A Notes (such redemption, a “Class A Optional Redemption”), for a Redemption Price equal to the sum of (i) the amount of the Outstanding Principal Balance of the Class A Notes being redeemed on such Class A Optional Redemption Date, plus (ii) accrued and unpaid interest (including Additional Interest, if any) thereon to the Class A Optional Redemption Date, plus (iii) if occurring prior to the October 2028 Payment Date, a redemption premium (the “Class A Redemption Premium”) calculated as follows:
The Class A Redemption Premium will be an amount equal to the product of (x) a fraction (expressed as a percentage), the numerator of which is the amount of the Outstanding Principal Balance of the Class A Notes being redeemed and the denominator of which is the Outstanding Principal Balance of all Class A Notes immediately prior to such redemption and (y) the excess, if any, of (i) the sum of the present values of all the scheduled payments of principal and interest based upon Scheduled Principal Payment Amounts of the Class A Notes from the Class A Optional Redemption Date to and including the October 2028 Payment Date (assuming full prepayment on such date) discounted monthly to the Class A Optional Redemption Date at a rate equal to the Treasury Rate plus three-quarters of one percent (0.75%), based on a 360-day year of twelve 30-day months, over (ii) the Outstanding Principal Balance of the Class A Notes, plus any accrued but unpaid interest thereon.
(b)    No Class B Optional Redemption may occur prior to the first anniversary of the Closing Date (provided, however, redemptions made in connection with any Involuntary Dispositions, Scrap Value Dispositions, Purchase Option Dispositions or Permitted Discretionary Sales in accordance with the terms of the Indenture will be permitted) or while any Class A Notes are Outstanding unless the same are concurrently redeemed in full (or, if no Early Amortization Event has occurred and is continuing, a partial Optional Redemption of the Class B Notes may be effected if the Issuer concurrently effects an Optional Redemption in part of the Class A Notes within such Series in the same proportion as the Optional Redemption in part of the Class B Notes). Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any on any Business Day occurring on or after the first anniversary of the Closing Date (each such date, a “Class B Optional Redemption Date”), all or a portion of the Outstanding Principal Balance of the Class B Notes (any such redemption, a “Class B Optional Redemption”), for a Redemption Price

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[Series Supplement (Series 2026-1)]
equal to the sum of (i) the amount of the Outstanding Principal Balance of the Class B Notes being redeemed on such Class B Optional Redemption Date, plus (ii) accrued and unpaid interest (including Additional Interest, if any) thereon to the Class B Optional Redemption Date, plus (iii) if occurring prior to the October 2028 Payment Date, a redemption premium (the “Class B Redemption Premium”) calculated as follows:
The Class B Redemption Premium will be an amount equal to the product of (x) a fraction (expressed as a percentage), the numerator of which is the amount of the Outstanding Principal Balance of the Class B Notes being redeemed and the denominator of which is the Outstanding Principal Balance of all Class B Notes immediately prior to such redemption and (y) the excess, if any, of (i) the sum of the present values of all the scheduled payments of principal and interest based upon Scheduled Principal Payment Amounts of the Class B Notes from the Class B Optional Redemption Date to and including the October 2028 Payment Date (assuming full prepayment on such date), discounted monthly to the Class B Optional Redemption Date at a rate equal to the Treasury Rate plus three-quarters of one percent (0.75%), based on a 360-day year of twelve 30-day months; over (ii) the aggregate Outstanding Principal Balance of the Class B Notes plus any accrued but unpaid interest thereon.
(c)    For purposes of calculating the applicable Redemption Premium, the term “Treasury Rate” means, with respect to each applicable Series 2026-1 Note, a per annum rate (expressed as a monthly equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield), determined to be the per annum rate equal to the monthly yield to maturity for United States Treasury securities maturing on the Average Life Date of such applicable Series 2026-1 Note as determined by interpolation between the most recent weekly average yields to maturity for two series of United States Treasury securities, (i) one maturing as close as possible to, but earlier than, the Average Life Date of such Series 2026-1 Note and (ii) the other maturing as close as possible to, but later than, the Average Life Date of such Series 2026-1 Note, in each case, as published in the most recent H.15(519) (or, if a weekly average yield to maturity of United States Treasury securities maturing on the Average Life Date of such Series 2026-1 Note is reported in the most recent H.15(519), as published in H.15(519)). “H.15(519)” means “Statistical Release H.15(519), Selected Interest Rates,” or any successor publication published by the Board of Governors of the Federal Reserve System. The most recent H.15(519) means the latest H.15(519) which is published prior to the close of business on the third (3rd) Business Day preceding the scheduled prepayment date.
The term “Average Life Date” of each applicable Series 2026-1 Note means the date which follows the prepayment date by a period equal to the Remaining Weighted Average Life of such Series 2026-1 Note. The “Remaining Weighted Average Life” of a Series 2026-1 Note at the prepayment or determination date of such Series 2026-1 Note shall be the number of days equal to the quotient obtained by dividing (a) the sum of the products obtained by multiplying (i) the Scheduled Principal Payment Amount for each remaining Payment Date (from the applicable Optional Redemption Date to the October 2028 Payment Date, in the case of the Class A Notes and the Class B Notes, in each case, assuming full prepayment on such Payment Date, as applicable) by (ii) the number of days from and including the prepayment or

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[Series Supplement (Series 2026-1)]
determination date to but excluding the scheduled payment date of such principal payment, by (b) the Outstanding Principal Balance of the applicable Series 2026-1 Notes on such date of prepayment or determination. The Issuer will calculate (or cause to be calculated) the applicable Redemption Price and Redemption Premium (if any) and deliver such information in writing to the Indenture Trustee at the time that it gives notice of an Optional Redemption pursuant to Sections 3.12 and 3.13 of the Master Indenture.
(d)    Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any Business Day occurring on or after the October 2028 Payment Date (each such Payment Date, a “Series 2026-1 Optional Redemption Date”), all of the Outstanding Principal Balance of the Series 2026-1 Notes, for the Redemption Price equal to the Outstanding Principal Balance of the Series 2026-1 Notes, plus accrued and unpaid interest thereon (including Additional Interest, if any) to the Series 2026-1 Optional Redemption Date; provided, however, that such Redemption Price shall not include any Redemption Premium.
(e)    Any Optional Redemption may be funded with funds in the Collections Account, with the proceeds of Additional Notes or cash Capital Contributions or with any other funds of the Issuer.
(f)    Notwithstanding anything herein to the contrary, no Redemption Premium will be due as a result of (i) any Permitted Discretionary Sales which, in the aggregate, (a) if occurring prior to the first anniversary of the Closing Date, are less than 25% of the sum of (x) the Adjusted Value of the Portfolio Railcars owned by the Issuer on the Closing Date calculated as of the Closing Date and (y) the Adjusted Value of the Portfolio Railcars acquired by the Issuer after the Closing Date (if any) calculated as of the relevant Delivery Date and (b) if occurring on or after the first anniversary of the Closing Date, which in the aggregate are less than 30% of the sum of (x) the Adjusted Value of the Railcars owned by the Issuer on the Closing Date calculated as of the Closing Date and (y) the Adjusted Value of the Railcars contributed on any Delivery Date after the Closing Date calculated as of such Delivery Date, (ii) any Involuntary Railcar Dispositions, Purchase Option Dispositions or Scrap Value Disposition, (iii) in respect of, or during, an Early Amortization Event or if an Event of Default shall have occurred and is continuing, or (iv) a redemption of the Series 2026-1 Notes occurring on or after the October 2028 Payment Date.
Section 2.07. Manner of Payment. Except as otherwise provided in Section 2.05 of the Master Indenture, all payments on the Series 2026-1 Notes payable on each Payment Date shall be paid to the Series 2026-1 Noteholders reflected in the Register as of the related Record Date by wire transfer of immediately available funds for receipt prior to 2:00 p.m. (New York time) on such Payment Date. Any payments received by the Series 2026-1 Noteholders after 2:00 p.m. (New York time) on any day shall be considered to have been received on the next succeeding Business Day.
Section 2.08. Restrictions on Transfer. On the Closing Date, the Issuer shall sell the Series 2026-1 Notes to the Initial Purchasers pursuant to the Note Purchase Agreement and deliver such Series 2026-1 Notes in accordance herewith and therewith. Thereafter, no Series

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[Series Supplement (Series 2026-1)]
2026-1 Note may be sold, transferred or otherwise disposed of except in compliance with the provisions of the Master Indenture. Except as provided in the Master Indenture, the Indenture Trustee shall have no obligations or duties with respect to determining whether any transfers of the Series 2026-1 Notes are made in accordance with the Securities Act or any other law; provided that with respect to Definitive Notes, the Indenture Trustee shall enforce such transfer restrictions in accordance with the terms set forth in the Series 2026-1 Indenture.
Section 2.09. Final Maturity Date. The Outstanding Principal Balance of the Series 2026-1 Notes together with all accrued and unpaid interest (including all Additional Interest) thereon, and other amounts payable by the Issuer to the Series 2026-1 Noteholders pursuant to the terms of the Series 2026-1 Indenture, shall be due and payable in full on the earlier to occur of (i) the date on which the Series 2026-1 Notes have been accelerated in accordance with the provisions of Section 4.02 of the Master Indenture and (ii) the Series 2026-1 Final Maturity Date.
ARTICLE III

2026-1 SERIES ACCOUNT
Section 3.01. 2026-1 Series Account. The Securities Intermediary shall establish on the Closing Date pursuant to Sections 3.01 and 3.07 of the Master Indenture and shall maintain, so long as any Series 2026-1 Note is Outstanding, an Indenture Account which shall be designated as the “2026-1 Series Account,” which account shall be held in the name of the Indenture Trustee for the benefit of the Series 2026-1 Noteholders, and which account constitutes a Series Account for the Series 2026-1 Notes for all purposes under the Master Indenture. All deposits of funds for the benefit of the Series 2026-1 Noteholders from the Collections Account and the Liquidity Reserve Account shall be accumulated in, and withdrawn from, the 2026-1 Series Account in accordance with the provisions of the Series 2026-1 Indenture. Notwithstanding anything to the contrary herein, amounts on deposit in the 2026-1 Series Account shall not be invested.
Section 3.02. Distributions from 2026-1 Series Account. On each Payment Date (to the extent sufficient cleared and immediately available funds are available in the 2026-1 Series Account), the Indenture Trustee, as specified in the related Payment Date Schedule with respect to the Flow of Funds, shall distribute funds then on deposit in the 2026-1 Series Account to the Series 2026-1 Noteholders in accordance with Section 3.11 of the Master Indenture.
Section 3.03. Liquidity Reserve Target Amount. On the Closing Date, the Liquidity Reserve Target Amount will be $0.
ARTICLE IV

CONDITIONS TO ISSUANCE
Section 4.01. Conditions to Issuance. The Indenture Trustee shall not authenticate the Series 2026-1 Notes unless (a) all conditions to the issuance of the Series 2026-1 Notes under the Note Purchase Agreement shall have been satisfied, and (b) the Issuer shall have delivered a

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[Series Supplement (Series 2026-1)]
certificate to the Indenture Trustee to the effect that all conditions set forth in the Note Purchase Agreement shall have been satisfied.
ARTICLE V

REPRESENTATIONS AND WARRANTIES
Section 5.01. Master Indenture Representations and Warranties. To induce the Series 2026-1 Noteholders to purchase the Series 2026-1 Notes, the Issuer hereby makes to the Indenture Trustee for the benefit of the Series 2026-1 Noteholders, as of the Closing Date and as of the other dates specified for the applicable representations in the Master Indenture, all of the representations and warranties set forth in Section 5.01 of the Master Indenture.
ARTICLE VI

MISCELLANEOUS PROVISIONS
Section 6.01. Ratification of Master Indenture. As supplemented by this Series 2026-1 Supplement, the Master Indenture is in all respects ratified and confirmed and the Master Indenture as so supplemented by this Series 2026-1 Supplement shall be read, taken and construed as one and the same instrument. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Indenture, the terms and provisions of this Series 2026-1 Supplement shall govern.
Section 6.02. Counterparts. This Series 2026-1 Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.
Section 6.03. Governing Law. THIS SERIES 2026-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 6.04. Notices to the Rating Agency. Whenever any notice or other communication is required to be given to the Rating Agency in respect of the Series 2026-1 Notes pursuant to the Master Indenture, a Series Supplement or this Series 2026-1 Supplement, such notice or communication shall be delivered to S&P, at 55 Water Street, New York, NY 10041, Attention: S&P Surveillance.
Section 6.05. Notices to Liquidity Facility Provider. Whenever any notice or other communication is required to be given to the Liquidity Facility Provider in respect of the Series 2026-1 Notes pursuant to the Master Indenture, a Series Supplement or this Series 2026-1 Supplement, such notice or communication shall be delivered to Crédit Industriel et Commercial, at 520 Madison Avenue, 37th Floor, New York, NY 10022, Attn: Adrienne Molloy & Marc

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[Series Supplement (Series 2026-1)]
Frenkenberg, Email: adrienne.molloy@cicny.com, marc.frenkenberg@cicny.com, Telephone: 212-715-4605 / 212-715-4602, with a copy to Attn: Chandra Mahabir/ Louvenia Davis, Loan Servicing, Email: corpopmail@cicny.com, Telephone: (212) 715-4691/ (212) 715-4681.
Section 6.06. Amendments and Modifications. The terms of this Series 2026-1 Supplement may be waived, modified or amended only in a written instrument signed by each of the Issuer and the Indenture Trustee in accordance with Article IX of the Master Indenture. Amendments, waivers and modifications of this Series 2026-1 Supplement that constitute matters set forth in clauses (i) through (viii) of Section 9.02(a) of the Master Indenture, may be effected only with the prior written Direction of Noteholders of each Outstanding Series 2026-1 Note adversely affected thereby.
[Signature pages follow]

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IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Series 2026-1 Supplement to be duly executed and delivered all as of the day and year first above written.

TRINITY RAIL LEASING 2025 LLC By: Trinity Industries Leasing Company, its manager By: /s/ Joshua Yeretsky Name: Joshua Yeretsky Title: Vice President and Managing Director, Capital Markets

S-1

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee By: /s/ Chris McKim Name: Chris McKim Title: Vice President
U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary By: /s/ Chris McKim Name: Chris McKim Title: Vice President

S-2